FIRST FUNDS

Core Equity Portfolio (formerly, Growth & Income Portfolio)

SUPPLEMENT DATED JULY 30, 2003 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

 DATED OCTOBER 28, 2002

The following information supplements and should be read in conjunction with the information provided in the Core Equity Portfolio’s Prospectus and SAI dated October 28, 2002.

During a special meeting of shareholders held on Thursday, June 26, 2003, the shareholders of the Growth & Income Portfolio approved a change to the fundamental investment objective of the Portfolio and redesignated certain fundamental policies to non-fundamental policies.  Upon the effectiveness of the shareholder approval, the Board of Trustees changed the name of the Portfolio to the Core Equity Portfolio.

All references to Growth & Income Portfolio in the Prospectus and SAI should be replaced with Core Equity Portfolio.

The sentence under the section entitled “Investment Objective” on page 1 of the Prospectus should be deleted in its entirety and replaced with the following sentence:

The objective of the Core Equity Portfolio (the “Portfolio”) is to achieve maximum total return through capital appreciation by investing at least 80% of its net assets plus borrowings for investment purposes in equity securities.

The following sentence should be included under the section entitled “Principal Investment Strategy” on page 1 of the Prospectus:

If the Board of Trustees determines to change its policy of investing at least 80% of its net assets plus borrowings for investment purposes in equity securities, it will provide the shareholders of the Portfolio at least 60 days prior written notice of the change.